UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

333 Jackson Plaza, STE 460, Ann Arbor, MI	48103
(Address of Principal Executive Offices)	(Zip Code)

(866) 916-0833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2025, the Board of Directors of The Coretec Group, Inc. (the “Company”) took action by written consent in lieu of a meeting, in accordance with Section 8 of Article III of the Bylaws of the Company. The Board approved changes in corporate leadership and governance, including the appointment of new officers, acceptance of resignations, and authorization of regulatory filings and financing.

The actions taken include, among others:

●	Appointment of Seonkee Kim as Co-Chairman of the Board, President, and Chief Executive Officer;
●	Appointment of Ho Seok Kim as Chief Financial Officer;
●	Acceptance of the resignation of Jung Min Lee as a Director;
●	Relief of Antti Uusiheimala from officer positions;
●	Continued service by Elbert Michael Ussery as Co-Chairman and Director;
●	Continued service by Victor Keen as Independent Director;
●	Authorization to prepare and file the Company’s OTC Markets Alternative Reporting Standard disclosures;
●	Approval of financing authorization for related audit expenses;
●	Direction to update corporate records accordingly.

The full text of the Board resolutions is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

The Company has authorized the preparation and filing of its Alternative Reporting Standard disclosures with OTC Markets Group for the periods ended September 30, 2024, December 31, 2024, and March 31, 2025. A loan facility of up to $300,000 has been authorized to support audit preparation and related compliance activities.

Item 9.01 Financial Statements and Exhibits.

**Exhibit No.	Description**
99.1	Board Resolutions of The Coretec Group, Inc., dated May 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CORETEC GROUP, INC.

By:	/s/ Seonkee Kim
Name:	Seonkee Kim
Title:	Chief Executive Officer
Date:	May 30, 2025